UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013 (November 19, 2013)

NTS, INC.
(formerly Xfone, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

1220 Broadway
Lubbock, Texas 79401
 (Address of principal executive offices)

806-771-5212
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

As previously disclosed by NTS, Inc. (the “Company’), on a Current Report on Form 8-K dated November 5, 2013, Midroog Limited, an Israeli rating company which is a subsidiary of Moody’s Investor Services (“Midroog”), issued an annual monitoring report relating to the rating of the Company's Series A Bonds. A copy of the English version of the report is attached hereto as Exhibit 99.1. The Hebrew version of the report is available on Midroog’s website at: http://www.midroog.co.il/siteFiles/13/463/5957.asp?val=420

Item 9.01    Financial Statements and Exhibits

(d)            Exhibits.

Exhibit No.	Description

99.1	Annual Monitoring Report (English version) dated November 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS, Inc.

Date: November 19, 2013	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Chairman of the Board of Directors